TWIN FACES EAST
                          ENTERTAINMENT CORPORATION
                            94 Arthur Hills Court
                             Henderson, NV 89014
                          Telephone (702) 617-8836



                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              November 6, 2000


                   TO THE SHAREHOLDERS OF TWIN FACES EAST
                          ENTERTAINMENT CORPORATION


     The annual meeting of the shareholders of Twin Faces East Entertainment Corporation will be held at the Greystone Office Complex Conference Room, 1850 E. Flamingo Road, Suite 115, Las Vegas, Nevada, on November 6, 2000, at 10:00 a.m. Pacific Time, for the following purposes.

     1. To elect current Board of Directors to serve until the next annual meeting and until their successors are elected and qualified; and,

      2. To reaffirm Grobstein, Horwath & Company LLP as auditors for the next year.

     3.To transact any other business that may properly come before the meeting or any adjournment of the meeting.

     Shareholders of record at the close of business on October 1, 2000,  are
entitled  to  notice  of  and to vote at the meeting.   The  Company's  proxy
statement accompany this notice.

     All shareholders are invited to attend the meeting in person.

            WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING
             IN PERSON, PLEASE SIGN THE ENCLOSED PROXY CARD AND
                       RETURN IT AS SOON AS POSSIBLE.

                                   By Order of the Board of Directors,

                                   /s/ Michael Smolanoff

                                   Michael Smolanoff
                                   President

October 5, 2000

                               TWIN FACES EAST
                          ENTERTAINMENT CORPORATION
                            94 Arthur Hills Court
                             Henderson, NV 89014
                          Telephone (702) 617-8836



                               PROXY STATEMENT



                   For the Annual Meeting of Shareholders
                         to be held November 6, 2000


                          MATTERS TO BE CONSIDERED

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Twin Faces East Entertainment Corporation (the
"Company") of proxies for use at the annual meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at the Greystone Office Complex Conference Room, 1850 E. Flamingo Rd, Suite 115, Las Vegas, Nevada, on November 6, 2000, at 10:00 a.m. Pacific Time, to elect the Current Board of Directors to serve until the next annual meeting and until their successors are elected and qualified and to reaffirm Grobstein, Horwath & Company LLP as auditors for the next year.

     Management knows of no other business that may properly come before the meeting. The above matter requires for its approval the affirmative vote of a majority of the shares represented at a meeting at which a quorum is present.


                           SOLICITATION OF PROXIES

     Enclosed is a proxy card for use in voting shares of Common Stock in the Company by proxy at the annual meeting of shareholders. Unless otherwise indicated on the proxy, shares represented at the meeting by a properly executed proxy, received by the Company in advance of the meeting, will be voted for each of the nominees for Director shown on the proxy card. Where a shareholder specifies on a proxy how the shares represented by the proxy are to be voted, the shares will be voted in accordance with the specifications made. Any proxy given by a shareholder may be revoked by the shareholder at any time prior to its use by filing a written revocation with the Secretary of the Company, by filing a proxy, duly executed, with the Secretary of the Company bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting, in and of itself, will not constitute revocation of a previously submitted proxy.


                              VOTING SECURITIES

     The securities entitled to vote at the meeting consist of shares of Common Stock of the Company, par value $0.001. Each share of Common Stock is entitled to one vote. Only shareholders of record at the close of business on October 1, 2000, are entitled to notice of and to vote at the meeting and any adjournment thereof. The number of outstanding shares at the close of business on October 1, 2000, was 4,617,349 held by approximately 100 shareholders.

     This Proxy Statement is being mailed to shareholders beginning October 5, 2000.

                         BENEFICIAL STOCK OWNERSHIP

     The following table sets forth, as of October 1, 2000, Common Stock ownership of (1) the directors of the Company, (2) the only persons known to management to be the beneficial owners of more than five percent of the Common Stock of the Company, and (3) the Company's directors and officers as a group:

                                          Amount and               Options
                                          Nature of                or Other
  Title of        Name and Address        Beneficial  Percent     Beneficial
    Class      of Beneficial Owner(1)     Ownership   of Class   Owners(2)(3)
  Common    Michael Smolanoff              1,427,500        31%       200,000
            121 Red Hill Rd                                         (options)
            Holmdel, NJ 07733

  Common    Stanley L. Teeple              1,300,500        28%       200,000
            94 Arthur Hills Court                                   (options)
            Henderson, NV 89014

  Common    Bruce M. Taffet                  199,000         4%        50,000
                                                                    (options)

  Common    Dr. Hyman Shwarzberg              74,000         2%        50,000
                                                                    (options)

  Common    Universal   Holdings   Group     275,000         6%
            Inc
            405 Central Ave
            Cedarhurst, NY 11516

  Common    Directors and Officers         3,001,000        65%       500,000
            as a group

(1)Addresses are furnished only for those beneficial owners of 5% or more of the Company's Common Stock.

(2)All beneficial owners have sole voting and investment power over all of the shares they own, except as indicated in column five and these footnotes. As to the amounts indicated in column five, "option" shares represent shares, which the shareholder may acquire.

(3)       The amounts in column three include the amounts in column five.

                            ELECTION OF DIRECTORS

   The directors are to be elected to the Board of Directors for one year to serve until the 2001 annual meeting of shareholders and until their successors are elected and qualified.

   If one or more of the nominees should at the time of the meeting be unable or unwilling to serve, the shareholders may vote for other nominees and for any substitute nominee or nominees designated by the Board of Directors. None of the Directors knows of any reason why the nominees named would be unavailable to serve. The following table sets forth information regarding each nominee.

                      All Positions                             Years Served
                      and Offices                               as Director
Name                   With  TFAC                       Age     Of the Company
Michael Smolanoff     President & Director                58            3
Stanley L. Teeple     Secretary/Treasurer & Director      51            3
Bruce M. Taffet       Director                            53            3
Dr. Hyman Shwarzberg  Director                            34            3


                         BOARD OF DIRECTORS MEETINGS

Board Meetings

     The  Board  of  Directors met five times during the  fiscal  year  ended
December 31, 1999. The Board does not have an audit, a compensation nor a nominating committee.


                    IDENTIFICATION OF EXECUTIVE OFFICERS

     The Company's executive officers are elected annually at the first meeting of the Board of Directors following each annual shareholders meeting. The Company's executive officers as of October 1, 2000 were as follows:

Name                   Age                Position
Michael Smonlanoff      58                President
Stanley L. Teeple       50                Secretary/Treasurer

Summary Compensation

     The compensation which the Company accrued or paid to the Officers for services in all capacities and for the fiscal years indicated, was as follows:

                                                     Accumulative
   Name and Principal Position      Year     Paid       Accrual     Other
Michael Smonlanoff,                 1998      $0        $64,000
President
                                    1999    $50,376     $77,624
                                    2000      $0       $124,800

Stanley L. Teeple,                  1998      $0        $68,800
Secretary/Treasurer
                                    1999    $50,376     $87,224
                                    2000      $0       $124,800


Insider Participation in Compensation Decisions

   The Company has no separate Compensation Committee; the entire Board of Directors makes decisions regarding executive compensation. Two of the directors are officers of the Company. Michael Smolanoff is the President and a director and Stanley L. Teeple is the Secretary/Treasurer and a Director. Both of them participated in deliberations of the Company's Board of Directors concerning executive officer compensation.

Board of Directors Report on Executive Compensation

   The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company's behalf.

                      Michael Smolanoff
                      Stanley L. Teeple
                      Bruce M. Taffet
                      Dr. Hyman Shwarzberg

                           2000 STOCK OPTION PLAN

   The Company has a 2000 Stock Option Plan (the "SOP"). The SOP is administered by a committee. Eligible participants include the Company's employees, officers, directors, consultants and independent contractors of the Corporation. The numbers and terms of the options granted to each participant are determined by the committee. There are an aggregate of 600,000 shares of the Company's Common Stock available for the granting of options under the SOP. The option price per share may not be less than eighty-five percent (85%) of fair market value per share on the date of the grant of the option.


                            SELECTION OF AUDITORS

The Board of Directors selected Grobstein, Horwath & Company LLP, as the independent auditor to examine the Company's financial statements for the fiscal year ended December 31, 2000.


              PROPOSALS OF SHAREHOLDERS FOR 2000 ANNUAL MEETING

   Proposals of shareholders intended to be presented at the 2000 annual shareholders' meeting must be received by the Corporate Secretary, Twin Faces East Entertainment Corporation, 94 Arthur Hills Court, Henderson, Nevada, prior to July 1, 2001.


                                OTHER MATTERS

   Management knows of no other matters that are likely to be brought before the meeting.


                       EXPENSES OF PROXY SOLICITATION

   The principal solicitation of proxies will be made by mail at the expense of the Company. However, certain officers of the Company, none of whom will be compensated therefor, may solicit proxies by letter, telephone or personal solicitation. Expenses of distributing this Proxy Statement to shareholders, which may include reimbursements to banks, brokers and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by the Company.

PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE MEETING.


                                   /s/ Stanley Teeple

                                   Stanley L. Teeple
                                   Secretary

                               TWIN FACES EAST
                          ENTERTAINMENT CORPORATION
                                    PROXY

                       Annual Meeting of Shareholders
                              November 6, 2000

     The undersigned appoints The Board of Directors of Twin Faces East Entertainment Corporation with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Twin Faces East Entertainment Corporation, to be held November 6, 2000, beginning at 10:00 a.m., Pacific Time, at the Greystone Office Complex Conference Room located at 1850 E. Flamingo Rd, #115, Las Vegas, Nevada and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Shareholders dated October 1, 1999, a copy of which has been received by the undersigned, as follows:

1.   Vote ______                    Withhold Vote ______

for the election of the following four nominees as directors of the Company, to serve until the next annual meeting and until their successors are elected and qualify: Dr. Michael Smolanoff, Stanley L. Teeple, Bruce M. Taffet and
Dr. Hyman Shwarzberg. Please indicate the names of those for whom you are withholding your vote:





2. In his discretion, upon any other matter that may properly come before the meeting or any adjournment hereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.


Date ___________________, 2000             Number of Shares ________________



Please sign exactly as
your name appears on
your stock certificate(s).
If your stock is issued in    Signature
the names of two or more      Print Name Here:
persons, all of them must
sign this proxy.  If signing
in representative capacity,
please indicate your title.
                              Signature
                              Print Name Here:



        PLEASE SIGN AND RETURN THIS PROXY PRIOR TO NOVEMBER 1, 2000.